For Growth of Capital

Small Cap Value Fund


(photo of illustration from
for Growth of Capital Brochure)

service and guidance

professional management

goals

1999
Semi-Annual
Report

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London
for growth
of capital
   2                                                        June 18, 1999

Dear Shareholder:

For the last six months, the stock market seems to have condemned the lessons of Small is Beautiful, the 1973 book by E.F. Schumacher that extolled the benefits of all things micro. While stock prices of large companies soared to new heights, the prices of small cap stocks as represented by our benchmark, the unmanaged Russell 2000 Index, provided more modest returns for much of the period.

    For the six months ended May 31, 1999, the Standard & Poor's 500 Index, an unmanaged index composed primarily of large company stocks, returned 12.62%. In comparison, the unmanaged Russell 2000 Index, which tracks the performance of small company stocks, returned 11.02% for the same period. However, for much of the period investors showed strong preference for larger companies as a hedge against uncertain economic conditions. The gains provided by small-cap stocks primarily occurred in the month of April.

    Small Cap Value Fund provided a total return of +5.62% for the six months ended May 31, 1999 (capital change with distributions reinvested based on net asset value for A Class shares). Over the past year, your Fund's stringent value-based investment discipline limited our ability to invest in some of the better performing growth sectors in the market, including technology and health care. Instead, we invested more significantly in basic industries, consumer cyclicals and consumer services. Jacobs Engineering Group, Inc., M.A. Hanna Co. and Zale Corp. represent some of our best performing holdings from these three sectors. They are discussed further on pages 5 and 6.


We invested more significantly in basic industries, consumer cyclicals and consumer services.

CUMULATIVE AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                     Six Months         Lifetime of the Fund
                                       Ended             From June 24, 1987
                                    May 31, 1999           to May 31, 1999
--------------------------------------------------------------------------------
Small Cap Value Fund A Class            +5.62%                +14.16%
--------------------------------------------------------------------------------
Russell 2000 Index                     +11.02%                +10.42%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index            +12.62%                +16.13
--------------------------------------------------------------------------------
Lipper Small Cap Fund Average      +9.41% (762 Funds)    +12.17 (55 Funds)
--------------------------------------------------------------------------------

 All performance shown above assumes reinvestment of dividends and capital gains. Fund and Lipper performance is at net asset value without the effect of sales charges. Performance for all Small Cap Value Fund classes can be found on page 8. The unmanaged Russell 2000 Index is a measure of small company stocks while the unmanaged S&P 500 Index is a measure of large company stocks. You cannot invest directly in an index.

                                                                      for growth
                                                                      of capital
                                                                          3

    In the last two months of the six month period covered here, there was a dramatic shift on Wall Street from growth to value investment styles and also a rally in small cap stocks. From April 30 to May 31, the Russell 2000 delivered a +1.46% return as compared with -2.36% for the S&P 500. Small cap stocks represent nearly 85% of the listed companies on the three major exchanges according to the March 21, 1999 New York Times. Given the number of small cap stocks and the return potential they offer over longer periods, we believe they will continue to be a necessary and effective tool in portfolio diversification.

    Christopher S. Beck, your Fund's portfolio manager, explains the Fund's strategy and provides an outlook for the second half of fiscal 1999 on the pages that follow.

    We applaud you for your patience during a difficult few years for small cap stocks. We think our Fund's strong recent performance in April and May 1999, displays what our strategy can do when conditions favor our market capitalization and investment style. We thank you for your continued commitment to Delaware Investments.


Sincerely,


/s/ Wayne A. Stork
----------------------
Wayne A. Stork
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes
----------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds


Small cap stocks represent nearly 85% of the listed companies on the three major exchanges according to the New York Times. We believe they will continue to be a necessary and effective tool in portfolio diversification.

for growth
of capital
    4

Portfolio Manager's Review

Overview
Throughout fiscal 1998 and much of fiscal 1999, uncertain global economic conditions led investors to prefer large companies by an unprecedented margin. We believe the underperformance of small cap companies can be explained in part by:

o Rising international cash flow into the U.S. due to recessions in Russia, Brazil and Japan. International investors tend to favor larger, more recognizable companies.

o More predictable earnings delivered by large cap growth companies. This led many investors to view the large cap sector as a safer place to invest money.

   Many investors thought that small cap stocks, particularly small-cap value stocks, which had not recovered in 1998 would do so in the first quarter of 1999. Even so, this market segment disappointed investors again for one primary reason:

o In the fourth quarter of 1998, the flow of money into small cap mutual funds declined. Some managers sold stock to meet redemptions. This put more downward pressure on prices of small cap stocks.

Investment Strategy
When buying stocks, we prefer companies with a market capitalization of $400 million to $1.4 billion. From among some 2,500 small company stocks in the U.S., we seek businesses with strong positive cash flows that are undervalued or undiscovered.

   Our initial value screens narrow the field to about 1,100 companies. From there we distill some 100 businesses that become candidates for intense fundamental research, including company visits. We generally:

o Examine sales and earnings prospects relative to competitors;

o Seek companies whose stocks trade actively (which provides liquidity);

o Measure value with appropriate industry yardsticks; and

o Analyze free cash flow.

   Free cash flow--the amount of money a company generates as revenue from operations--tells us how much financial flexibility a business has to expand, meet competitive threats and deal with unexpected events. A company will have free cash flow if it takes in more cash from income and depreciation than it pays out on capital spending and dividends. We think that if a company has sustainable free cash flow, they have the ability to do one of four things:

o Make acquisitions;

o Pay down debt;

o Buy back stock;

o Increase the dividend.

   We believe these actions are all positive for a company and make it an excellent candidate for inclusion in the Delaware Investments Small Cap Value Fund.

                                                                      for growth
                                                                      of capital
                                                                          5

Strategic Positioning
Our major investment stories took place in four sectors the past six months:

Basic Industries
This was one of our best performing sectors for the first half of fiscal 1999. One standout investment among several in this sector was M.A. Hanna Co. M.A. Hanna produces specialty chemicals for automobile paints, among other products. We originally bought the stock at $12 a share in 1998. Its market price as of May 31 was $15 7/8 a share.

    M.A. Hanna Co. appointed a new president and chief executive officer on May 25--a seasoned executive with more than 30 years experience in the chemical and plastics industries. We continue to look for good things from M.A. Hanna as they turn their attention to focusing on markets and customers rather than on products, to improve earnings and to help the company grow into a market leader.

Consumer Cyclicals
One of our major performers in this sector through the first half of fiscal 1999 was Jacobs Engineering Group, Inc. Jacobs provides engineering, design and consulting services. The company also supplies construction and construction management services, as well as process plant maintenance to a variety of industrial, commercial and governmental clients around the globe. On March 10, Jacobs Engineering Group announced that it had won contracts to design and build more than $300 million in bridges and highways in India. Jacobs' Sverdrup Civil Inc. unit will oversee the projects, which also includes the upgrade of 744 miles of state roads, widening many of them to two or four lanes.

   Jacobs continues to maintain strong fundamentals such as a P/E ratio of 16.4 and a price-to-book value of 2.4 as of May 31, 1999, which is why it represented 1.88% of our portfolio. The company's


                 Small Cap Value Fund's Stock Selection Process
--------------------------------------------------------------------------------
                   2,500 Stocks - Universe of Small Companies
--------------------------------------------------------------------------------

      --------------------------------------------------------------------
                            Quantitative Analysis of
             1,000 Stocks - Stocks Exhibiting Value Characteristics
      --------------------------------------------------------------------

      --------------------------------------------------------------------
                   300-400 Stocks - Qualitative & Additional
                 Quantitative Analysis Comparisons by Industry
      --------------------------------------------------------------------

      --------------------------------------------------------------------
                 100 Stocks - Top Candidates for Company Visits
                     Value Compared to Russell 2000 Stocks
                              and Company History
      --------------------------------------------------------------------
for growth
of capital
    6

chairman, Noel Watson, stated that Jacobs' goal is "to continue growing our business at 15 to 20% a year." We expect good things from Jacobs Engineering Group.

Consumer Services
Smart shoppers know better bargains are generally found around Christmas. In a tough market for small cap stocks in December 1997, we originally discovered a gem--Zale Corp. Zale's is a jewelry retailer that operates the Zale's, Gordon's Jewelers and Bailey, Banks & Biddle chains in shopping malls. In December 1997, the company's stock plummeted. We took advantage of this situation--making it a buying opportunity, when industry competition appeared to be rising, threatening Zale's profit margins. Since then, Zale Corp. has grown to become the largest holding in the Fund (2.74% of our portfolio) and its share price is $38 9/16 as of May 31.

   As with all stocks in the Fund's portfolio, we can't guarantee that this diamond will last forever. We are prepared to sell if the company's shares no longer exhibit value characteristics. In our view, shareholders are best served by a strict investment discipline that keeps us from falling in love with any of the Fund's holdings. Zale Corp. has a market capitalization of $1.39 billion and a P/E of 17.7 as of May 31, 1999. Those market characteristics make it a fitting investment for this Fund.

Real Estate Investment Trusts
During the first half of fiscal 1999, we allocated 9.75% of Small Cap Value Fund's assets to Real Estate Investment Trusts (REITs). We believed, despite poor performance in fiscal 1998, that the REIT sector was still undervalued and would benefit from stable rent and property prices, and healthy demand for commercial and residential rental space.

   While fundamentals in the real estate market have remained strong, returns for Small Cap Value Fund's investments in this sector were disappointing through

TOP TEN HOLDINGS - SMALL CAP VALUE FUND
-------------------------------------------------------------------------------------------------------------
May 31, 1999
Company                        Price/Earnings Ratio     Price/Book Value      Percentage of Net Assets
-------------------------------------------------------------------------------------------------------------
Zale Corp.                           17.7x                    2.0x                     2.74%
BJs Wholesale Club                   19.8x                    4.0x                     2.61%
Scotts Company                       20.5x                    3.2x                     2.49%
Trigon Healthcare Inc.               19.3x                    1.5x                     2.38%
Universal Foods Corp.                14.8x                    2.8x                     2.36%
Borg-Warner Auto                     11.1x                    1.6x                     2.27%
Jacobs Engineering Group             15.0x                    2.4x                     1.88%
Peoples Heritage Financial           11.6x                    2.2x                     1.87%
Horace Mann Educators                12.6x                    2.3x                     1.83%
Synopsis Inc.                        17.7x                    3.8x                     1.83%
-------------------------------------------------------------------------------------------------------------

Price to earnings ratios and price to book values are based on trailing earnings and values for the six months ended May 31, 1999.

                                                                      for growth
                                                                      of capital
                                                                          7

February 1999. Since February, however, the market has rebounded significantly. As of May 31, REITs recovered enough to provide a positive return for the first half of fiscal 1999. We now believe that Wall Street is beginning to take note of the attributes that originally attracted us to REITs in 1997.

Outlook
"When blue chips like Coca-Cola and Microsoft soared, stocks of small companies sagged. But when the smoke clears and the next market cycle takes over, the small caps may finally have their day."
                                                     --Forbes magazine, May 1999

    In the coming months, we expect economic uncertainty to continue in some foreign markets, including Russia, Japan and Latin America. For this reason, we believe the Federal Reserve will not risk raising interest rates significantly and halting the financial repair that is currently taking place all over the globe. The U.S. economy remains robust and does not appear vulnerable to recession as consumer spending continues to remain high.

    As far as the small cap market goes, until very recently it's been a situation where large cap stocks have dominated small cap stocks and growth stocks have dominated value stocks. The small cap value part of the market, in all honesty, has not been a profitable place to be. In the last month, however, we have seen small cap value stocks start to make a comeback.

    The Asian crisis may not be over, but we believe the American economy has proven resilient to its impact. As investors become more confident in the U.S. economy's ability to sustain the longest peacetime expansion on record, we believe they will return to the small cap value market.

    Many investors believe there is overvaluation in the stock market, especially in the large cap sector. This can mean additional risk. The list of large cap stocks that have consistently shared in the market's recent gains has gotten narrower and narrower, resulting in a group of twenty stocks aptly named the "nifty twenty." Investors had a high degree of confidence in the earnings of these companies and focused on them to the exclusion of nearly all other companies. But some of those names have stumbled--as the market broadened to include value stocks and also stocks with smaller market capitalizations. Even with recent declines in large cap growth stocks, we believe they remain richly priced based on most valuation methods.

    In contrast, smaller value companies are cheaper than their historical average. We remain convinced that over the long term, smaller undervalued companies offer investors substantial opportunities for capital appreciation.

Smaller value companies are cheaper than their historical average.

for growth
of capital
    8

Performance Summary

SMALL CAP VALUE FUND PERFORMANCE
----------------------------------------------------------------------------------------------------------
Average Annual Returns Through May 31, 1999

                                         Lifetime         Ten Years          Five Years           One Year
----------------------------------------------------------------------------------------------------------
A Class (Est. 6/24/87)
   Excluding Sales Charge                 +14.16%          +12.88%            +12.80%              -6.55%
   Including Sales Charge                 +13.60%          +12.21%            +11.48%             -11.93%
----------------------------------------------------------------------------------------------------------
B Class (Est. 9/6/94)
   Excluding Sales Charge                 +12.71%                                                  -7.19%
   Including Sales Charge                 +12.44%                                                 -11.83%
----------------------------------------------------------------------------------------------------------
C Class (Est. 11/29/95)
   Excluding Sales Charge                 +13.65%                                                  -7.20%
   Including Sales Charge                 +13.65%                                                  -8.12%

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original share price. Past performance does not guarantee future results. Performance excluding sales charges for B and C classes assumes contingent sales charges did not apply or the investment was not redeemed.

A Class shares have a maximum front-end sales charge of 5.75% and 12b-1 fee.

B Class shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee, and a deferred sales charge of up to 5% if redeemed before the end of the sixth year.

C Class shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total return for the lifetime, 10-year, five-year and one-year periods ended 5/31/99 for Small Cap Value Fund's Institutional Class were +14.35%, +13.10%, +13.14% and -6.30% respectively. The Institutional Class (Est. 11/9/92) is available without sales charge only to certain eligible institutional accounts. Performance prior to 11/9/92 is based on A Class performance, adjusted to eliminate the sales charges, but not the asset-based distribution charge.

                                                         for growth of capital 9

Financial Statements
Delaware Group Equity Funds V, Inc. -
Small Cap Value Fund
Statement of Net Assets
May 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
                                                            Number      Market
                                                          of Shares      Value
                                                          ----------  ----------

  COMMON STOCK - 94.96%
  Aerospace & Defense - 0.72%
  Cordant Technologies .............................       73,500    $ 3,564,750
                                                                      ----------
                                                                       3,564,750
                                                                      ----------
  Automobiles & Automotive Parts - 4.69%
  Arvin Industries .................................      184,600      7,245,550
  Borg-Warner Automotive ...........................      201,798     11,187,179
  CLARCOR ..........................................      257,100      4,724,213
                                                                      ----------
                                                                      23,156,942
                                                                      ----------
  Banking, Finance & Insurance - 14.84%
+*Avis Rent-A-Car ..................................      300,300      8,614,856
+*CMAC Investment ..................................       91,300      4,616,356
  Enhance Financial Services Group .................      324,700      6,351,944
  Everest Reinsurance Holdings .....................      158,970      5,226,139
 *Farm Family Holdings .............................      144,400      4,981,800
+*Financial Federal ................................      241,850      5,411,394
+ Horace Mann Educators ............................      349,900      9,053,663
  Liberty Financial ................................      140,600      3,673,175
  North Fork Bancorporation ........................      409,650      8,730,666
  Peoples Heritage Financial Group .................      493,300      9,233,959
+ Westamerica Bancorporation .......................      212,300      7,337,619
                                                                      ----------
                                                                      73,231,571
                                                                      ----------
  Buildings & Materials - 2.92%
  D.R. Horton ......................................      418,600      7,116,200
 *Griffon ..........................................      400,500      3,204,000
 *Toll Brothers ....................................      187,100      4,081,119
                                                                      ----------
                                                                      14,401,319
                                                                      ----------
  Business Services - 1.32%
 *Metamor Worldwide ................................       84,500      2,310,547
 *Modis Professional Services ......................      286,000      4,218,500
                                                                      ----------
                                                                       6,529,047
                                                                      ----------
  Cable, Media & Publishing - 1.17%
 *World Color Press ................................      225,400      5,747,700
                                                                      ----------
                                                                       5,747,700
                                                                      ----------
  Capital Spending - 3.49%
  Federal Signal ...................................      337,600      8,081,300
  Harsco ...........................................      121,400      3,960,675
  Smith (A.O.) .....................................      211,600      5,157,750
                                                                      ----------
                                                                      17,199,725
                                                                      ----------
  Chemicals - 5.32%
  Crompton & Knowles ...............................      215,700      3,896,081
  M.A. Hanna .......................................      296,400      4,371,900
  OM Group .........................................      152,900      5,714,638
+*Scotts ...........................................      279,300     12,289,200
                                                                      ----------
                                                                      26,271,819
                                                                      ----------
  Computers & Technology - 1.83%
 *Synopsys .........................................      203,900      9,035,319
                                                                      ----------
                                                                       9,035,319
                                                                      ----------
--------------------------------------------------------------------------------
                                                            Number      Market
                                                          of Shares     Value
                                                          ----------  ----------
  COMMON STOCK (Continued)
  Electronics & Electrical Equipment - 1.50%
 *Etec Systems .....................................      120,100    $ 3,223,934
 *SCI Systems ......................................      101,000      4,191,500
                                                                      ----------
                                                                       7,415,434
                                                                      ----------
  Energy - 6.88%
+*BJ Services ......................................      122,300      3,370,894
  NUI ..............................................      130,600      3,248,675
  Nicor ............................................      213,800      8,044,225
 *Ocean Energy .....................................      372,600      3,679,425
 *Oceaneering International ........................      347,400      5,362,988
 *Santa Fe Snyder ..................................      398,200      3,384,700
  Valero Energy ....................................      172,200      3,454,763
+*Weatherford International ........................      103,700      3,422,100
                                                                      ----------
                                                                      33,967,770
                                                                      ----------
  Engineering & Construction - 1.88%
 *Jacobs Engineering Group .........................      249,800      9,289,438
                                                                      ----------
                                                                       9,289,438
                                                                      ----------
  Food, Beverage & Tobacco - 3.69%
  Corn Products ....................................      222,200      6,554,900
  Universal Foods ..................................      507,400     11,638,488
                                                                      ----------
                                                                      18,193,388
                                                                      ----------
  Healthcare & Pharmaceuticals - 3.90%
  Arrow International ..............................      118,700      3,030,559
 *Trigon Healthcare ................................      307,900     11,738,688
+ Varian Associates ................................      237,700      4,471,731
                                                                      ----------
                                                                      19,240,978
                                                                      ----------
  Industrial Machinery - 5.51%
  Columbus McKinnon ................................      186,800      4,664,163
  Hussmann International ...........................      233,200      3,731,200
+ IDEX .............................................      184,900      5,234,981
  Milacron .........................................      282,000      6,010,125
  Regal-Beloit .....................................      208,000      4,836,000
  Watts Industries Class A .........................      159,600      2,703,225
                                                                      ----------
                                                                      27,179,694
                                                                      ----------
  Leisure, Lodging & Entertainment - 1.30%
  Viad .............................................      215,700      6,417,075
                                                                      ----------
                                                                       6,417,075
                                                                      ----------
  Metals & Mining - 2.16%
 *Bethlehem Steel ..................................      385,300      3,202,806
  LTV ..............................................      457,500      2,802,188
 *Mueller Industries ...............................      161,100      4,671,900
                                                                      ----------
                                                                      10,676,894
                                                                      ----------
  Paper & Forest Products - 2.48%
+ Caraustar Industries .............................      161,200      4,236,538
+ Chesapeake .......................................       82,400      2,971,550
+ Rayonier .........................................      107,200      4,998,200
                                                                      ----------
                                                                      12,206,288
                                                                      ----------

10 for growth of capital

--------------------------------------------------------------------------------
                                                            Number      Market
                                                          of Shares      Value
                                                          ----------  ----------
  COMMON STOCK (Continued)
  REITS - 9.75%
  Cabot Industrial Trust ...........................      299,500    $ 6,439,250
+ Chateau Communities ..............................      116,307      3,511,018
  Duke Realty Investments ..........................      231,700      5,358,063
  Kilroy Realty ....................................      175,700      4,348,575
+ Meristar Hospitality .............................      227,061      4,966,965
  New Plan Excel Realty Trust ......................      221,280      4,425,600
+ Pan Pacific Retail Properties ....................      277,100      5,507,363
  Prentiss Properties Trust ........................      257,700      6,088,163
+ Reckson Associates Realty ........................      288,300      7,459,763
                                                                      ----------
                                                                      48,104,760
                                                                      ----------
  Retail - 7.82%
  BJ's Wholesale Club ..............................      495,600     12,885,600
  Casey's General Stores ...........................      383,200      5,137,275
+ Pier 1 Imports ...................................      636,000      7,035,750
 *Zale .............................................      351,200     13,543,140
                                                                      ----------
                                                                      38,601,765
                                                                      ----------
  Textiles, Apparel & Furniture - 5.97%
 *Furniture Brands International ...................      280,500      6,802,125
  HON Industries ...................................      322,600      7,863,375
  Kellwood .........................................      264,600      6,284,250
  Spring Industries - Class A ......................       92,600      3,669,275
  Wolverine World Wide .............................      359,700      4,855,950
                                                                      ----------
                                                                      29,474,975
                                                                      ----------
  Transportation & Shipping - 4.28%
  Alexander & Baldwin ..............................      168,900      3,821,363
 *M.S. Carriers ....................................      201,000      6,394,313
 *Mesaba Holdings ..................................      299,650      4,447,930
  USFreightways ....................................      163,300      6,445,247
                                                                      ----------
                                                                      21,108,853
                                                                      ----------
  Utilities - 1.54%
  California Water Service Group ...................      117,000      3,042,000
  Sierra Pacific Resources .........................      124,900      4,543,238
                                                                      ----------
                                                                       7,585,238
                                                                      ----------

   Total Common Stock (cost $416,043,119) ..........                 468,600,742
                                                                     -----------
                                                       Principal
                                                        Amount
                                                       ---------
  REPURCHASE AGREEMENTS - 4.55%
  With Chase Manhattan 4.78% 6/01/99
   (dated 5/28/99, collateralized by $2,766,000
   U.S. Treasury Notes 5.50% due 2/28/03,
   market value $2,785,538 and $1,811,000
   U.S. Treasury Notes 6.25% due 2/28/02,
   market value $1,867,916 and $2,943,000
   U.S. Treasury Notes 7.50% due 5/15/02,
   market value $3,099,834) ........................   $7,594,000      7,594,000
  With PaineWebber 4.78% 6/01/99
   (dated 5/28/99, collateralized by $1,519,000
   U.S. Treasury Notes 5.375% due 6/30/03,
   market value $1,536,443 and $2,943,000
   U.S. Treasury Notes 6.25% due 1/31/02, market
   value $3,051,699 and $2,943,000
   U.S. Treasury Notes 6.375% due 5/15/00,
   market value $2,981,402) ........................    7,417,000      7,417,000

--------------------------------------------------------------------------------
                                                       Principal       Market
                                                        Amount        Value
                                                    ----------------------------
REPURCHASE AGREEMENTS (Continued)
With Prudential Securities 4.75% 6/01/99
   (dated 5/28/99, collateralized by $6,122,000
   U.S. Treasury Notes 15.75% due 11/15/01,
   market value $7,571,560) ........................   $7,416,000    $ 7,416,000
                                                                    ------------
Total Repurchase Agreements
   (cost $22,427,000) ..............................                  22,427,000
                                                                    ------------

Total Market Value of Securities Owned - 99.51%
   (cost $438,470,119) .............................                $491,027,742
Receivables and Other Assets
   Net of Liabilities - 0.49% ......................                   2,428,829
                                                                    ------------
Net assets applicable to 18,478,418 shares
   ($0.01 par value) outstanding - 100.00% .........                $493,456,571
                                                                    ============

Net Asset Value - Small Cap Value Fund A Class
   ($255,993,303 / 9,572,139 Shares) ...............                      $26.74
                                                                          ======
Net Asset Value - Small Cap Value Fund B Class
   ($86,518,546 / 3,269,612 Shares) ................                      $26.46
                                                                          ======
Net Asset Value - Small Cap Value Fund C Class
   ($29,946,153 / 1,132,500 Share) .................                      $26.44
                                                                          ======
Net Asset Value - Small Cap Value Fund Institutional
   Class ($120,998,569 / 4,504,167 Shares) .........                      $26.86
                                                                          ======
------------
+Security is partially or fully on loan.
*Non-income producing security for the six months
 ended 5/31/99.
REITS - Real Estate Investment Trusts
Top 10 stock holdings, representing 22% of net assets, are in bold face.

Components of Net Assets at May 31, 1999:
Common Stock, $0.01 par value, 500,000,000 shares
 authorized to the Fund with 150,000,000 share allocated
 to Small Cap Value Fund A Class, 100,000,000 shares allocated to
 Small Cap Value Fund B Class, 50,000,000 shares allocated to
 Small Cap Value Fund C Class, and 50,000,000 shares allocated to
 Small Cap Value Fund Institutional Class ..........                $429,440,739
Undistributed net investment income ................                     685,992
Accumulated net realized gain on investments .......                  10,773,757
Net unrealized appreciation of investments and
   foreign currencies ..............................                  52,556,083
                                                                    ------------
Total Net Assets ...................................                $493,456,571
                                                                    ============

Net Asset Value and Offering Price Per Share -
   Small Cap Value Fund A Class
Net asset value A Class (A) ........................                      $26.74
Sales Charge (5.75% of offering price or 6.10% of
   the amount invested per share) (B) ..............                        1.63
                                                                          ------
Offering Price .....................................                      $28.37
                                                                          ======
------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See How to Buy Shares in the current Prospectus for purchases of $50,000 or more.

                             See accompanying notes
                                                       for growth of capital 11

Delaware Group Equity Funds V, Inc. -
Small Cap Value Fund
Statement of Operations
Six Months Ended May 31, 1999
(unaudited)
-------------------------------------------------------------------------------
Investment Income:
Interest ...........................................   $  519,228
Dividends ..........................................    4,349,367   $ 4,868,595
                                                       ----------

Expenses:
Management fees ....................................    1,820,345
Distribution expense ...............................      945,699
Dividend disbursing, transfer agent fees
   and other expenses ..............................      669,928
Accounting and administration ......................       97,142
Registration fees ..................................       44,500
Professional fees ..................................       44,500
Reports and statements to shareholders .............       35,000
Taxes (other than taxes on income) .................       16,000
Custodian fees .....................................        6,100
Directors' fees ....................................        5,530
Other ..............................................       53,882     3,738,626
                                                        ---------   -----------
Less expenses paid indirectly ......................                     (5,564)
                                                                    -----------
Total expenses .....................................                  3,733,062
                                                                    -----------

Net Investment Income ..............................                  1,135,533
                                                                    -----------
Net Realized and Unrealized Gain
   on investments:
Net realized gain on investments ...................                 12,618,939
Net change in unrealized appreciation/depreciation
   of investments ..................................                 10,994,616
                                                                    -----------
Net Realized and Unrealized Gain
   on investments ..................................                 23,613,555
                                                                    -----------
Net Increase in Net Assets Resulting
   from Operations .................................                $24,749,088
                                                                    ===========
                             See accompanying notes

Delaware Group Equity Funds V, Inc.-
Small Cap Value Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                       Six Months       Year
                                                         Ended         Ended
                                                        5/31/99       11/30/98
                                                      (Unaudited)
                                                     ---------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income .............................. $  1,135,533  $  2,791,464
Net realized gain (loss) on investments ............   12,618,939    (1,782,359)
Net change in unrealized appreciation/depreciation
   of investments ..................................   10,994,616   (46,031,653)
                                                     ------------  ------------
Net increase (decrease) in net assets resulting
   from operations .................................   24,749,088   (45,022,548)
                                                     ------------  ------------
Distributions to Shareholders from:
Net investment income:
   A Class .........................................   (1,721,074)   (1,285,317)
   B Class .........................................            -             -
   C Class .........................................            -             -
   Institutional Class .............................   (1,089,465)     (110,446)

Net realized gain on investments:
   A Class .........................................            -   (19,279,760)
   B Class .........................................            -    (3,029,492)
   C Class .........................................            -      (944,203)
   Institutional Class .............................            -    (1,054,260)
                                                     ------------  ------------
                                                       (2,810,539)  (25,703,478)
                                                     ------------  ------------
Capital Share Transactions:
Proceeds from shares sold:
   A Class .........................................   39,251,571   205,546,496
   B Class .........................................   16,352,875    64,897,563
   C Class .........................................    5,623,783    26,227,243
   Institutional Class .............................   22,217,548   127,407,635
Net asset value of shares issued upon reinvestment
   of distributions from net investment income
   and net realized gain on investments:
   A Class .........................................    1,620,158    19,744,279
   B Class .........................................            -     2,863,324
   C Class .........................................            -       899,118
   Institutional Class .............................    1,085,627     1,160,155
                                                     ------------  ------------
                                                       86,151,562   448,745,813
                                                     ------------  ------------
Cost of shares repurchased:
   A Class .........................................  (67,175,700) (179,392,003)
   B Class .........................................  (17,724,306)  (12,271,145)
   C Class .........................................   (8,021,212)   (4,573,233)
   Institutional Class .............................  (21,774,702)  (17,144,933)
                                                     ------------  ------------
                                                     (114,695,920) (213,381,314)
                                                     ------------  ------------
Increase (decrease) in net assets derived from
   capital share transactions ......................  (28,544,358)  235,364,499
                                                     ------------  ------------
Net Increase (decrease) in Net Assets ..............   (6,605,809)  164,638,473

Net Assets:
Beginning of period ................................  500,062,380   335,423,907
                                                     ------------  ------------
End of period ...................................... $493,456,571  $500,062,380
                                                     ============  ============

                             See accompanying notes

12 for growth of capital

Delaware Group Equity Funds V, Inc.-
Small Cap Value Fund
Financial Highlights
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                    Small Cap Value Fund A Class
                                                              ---------------------------------------------------------------------
                                                             Six Months    Year         Year        Year         Year        Year
                                                               Ended       Ended        Ended       Ended        Ended       Ended
                                                             5/31/99(3)   11/30/98    11/30/97     11/30/96    11/30/95     11/30/94
                                                            (Unaudited)
Net asset value, beginning of period ..................      $ 25.480    $ 29.790     $ 25.780    $ 22.760     $ 19.320    $ 20.070

Income (loss) from investment operations:
   Net investment income(1) ...........................         0.081       0.215        0.131       0.122        0.253       0.142
   Net realized and unrealized gain
     (loss) on investments ............................         1.342      (0.285)       7.914       4.028        3.597      (0.687)
                                                             --------    --------     --------    --------     --------    --------
   Total from investment operations ...................         1.423      (2.070)       8.045       4.150        3.850      (0.545)
                                                             --------    --------     --------    --------     --------    --------
Less dividends and distributions:
   Dividends from net investment income ...............        (0.163)     (0.140)      (0.135)     (0.240)      (0.160)     (0.035)
   Distributions from net realized
     gain on investments ..............................             -      (2.100)      (3.900)     (0.890)      (0.250)     (0.170)
                                                             --------    --------     --------    --------     --------    --------
   Total dividends and distributions ..................        (0.163)     (2.240)      (4.035)     (1.130)      (0.410)     (0.205)
                                                             --------    --------     --------    --------     --------    --------
Net asset value, end of period ........................      $ 26.740    $ 25.480     $ 29.790    $ 25.780     $ 22.760    $ 19.320
                                                             ========    ========     ========    ========     ========    ========
Total return(2) .......................................         5.62%      (7.47%)      36.38%      19.08%       20.39%      (2.78%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............      $255,993    $271,192     $268,266    $192,297     $177,011    $179,498
   Ratio of expenses to average net assets ............         1.46%       1.39%        1.39%       1.45%        1.48%       1.46%
   Ratio of net investment income to
     average net assets ...............................         0.56%       0.81%        0.51%       0.51%        1.18%       0.75%
   Portfolio turnover .................................           42%         38%          53%         87%          65%         14%

------------
(1) Per share information for the years ended November 30, 1996, and 1997, was based on the average shares outstanding method.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

(3) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes
                                                        for growth of capital 13

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 Small Cap Value Fund B Class
                                                            ------------------------------------------------------------------------
                                                            Six Months      Year         Year        Year         Year     Period
                                                               Ended       Ended        Ended       Ended        Ended  9/6/94(1) to
                                                              5/31/99(4) 11/30/98     11/30/97    11/30/96     11/30/95    11/30/94
                                                            (Unaudited)
Net asset value, beginning of period .....................    $25.140     $29.460      $25.570     $22.590      $19.300     $20.280

Income (loss) from investment operations:
   Net investment income (loss)(2) .......................     (0.018)      0.052       (0.042)     (0.041)       0.141       0.011
   Net realized and unrealized gain
     (loss) on investments ...............................      1.338      (2.272)       7.832       4.006        3.549      (0.991)
                                                              -------     -------      -------     -------      -------     -------
   Total from investment operations ......................      1.320      (2.220)       7.790       3.965        3.690      (0.980)
                                                              -------     -------      -------     -------      -------     -------

Less dividends and distributions:
   Dividends from net investment income ..................         --          --           --      (0.095)      (0.150)         --
   Distributions from net realized
     gain on investments .................................         --      (2.100)      (3.900)     (0.890)      (0.250)         --
                                                              -------     -------      -------     -------      -------     -------
   Total dividends and distributions .....................         --      (2.100)      (3.900)     (0.985)      (0.400)         --
                                                              -------     -------      -------     -------      -------     -------

Net asset value, end of period ...........................    $26.460     $25.140      $29.460     $25.570      $22.590     $19.300
                                                              =======     =======      =======     =======      =======     =======

Total return(3) ..........................................      5.25%      (8.08%)      35.36%      18.26%       19.55%      (4.83%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............    $86,519     $83,899      $39,733     $12,730       $5,788      $1,455
   Ratio of expenses to average net assets ...............      2.16%       2.09%        2.09%       2.15%        2.18%       2.16%
   Ratio of net investment income (loss) to
     average net assets ..................................     (0.14%)      0.11%       (0.19%)     (0.19%)       0.48%       0.05%
   Portfolio turnover ....................................        42%         38%          53%         87%          65%         14%

----------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized
(2) Per share information for the years ended November 30, 1996, and 1997, was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4)  Ratios have been annualized and total return has not been annualized.

See accompanying notes

14 for growth of capital

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                Small Cap Value Fund C Class
                                                            ----------------------------------------------------------------------
                                                            Six Months         Year           Year         Year        Period
                                                               Ended          Ended          Ended        Ended     11/29/95(1) to
                                                              5/31/99(5)    11/30/98       11/30/97     11/30/96      11/30/95
                                                            (Unaudited)
Net asset value, beginning of period ....................     $25.120        $29.440        $25.550      $22.760       $22.510

Income (loss) from investment operations:
   Net investment income (loss)(2) ......................      (0.018)         0.036         (0.033)      (0.043)           --
   Net realized and unrealized gain
     (loss) on investments ..............................       1.338         (2.256)         7.823        4.003         0.250
                                                              -------        -------        -------      -------       -------
   Total from investment operations .....................       1.320         (2.220)         7.790        3.960         0.250
                                                              -------        -------        -------      -------       -------

Less dividends and distributions:
   Dividends from net investment income .................          --             --             --       (0.280)           --
   Distributions from net realized
     gain on investments ................................          --         (2.100)        (3.900)      (0.890)           --
                                                              -------        -------        -------      -------       -------
   Total dividends and distributions ....................          --         (2.100)        (3.900)      (1.170)           --
                                                              -------        -------        -------      -------       -------

Net asset value, end of period ..........................     $26.440        $25.120        $29.440      $25.550       $22.760
                                                              =======        =======        =======      =======       =======

Total return(3) .........................................       5.26%         (8.08%)        35.40%       18.23%               (4)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..............     $29,946        $31,041        $12,547       $3,360            $5
   Ratio of expenses to average net assets ..............       2.16%          2.09%          2.09%        2.15%               (4)
   Ratio of net investment income (loss) to
     average net assets .................................      (0.14%)         0.11%         (0.19%)      (0.19%)              (4)
   Portfolio turnover ...................................         42%            38%            53%          87%               (4)

----------
(1)  Date of initial public offering.
(2) Per share information for the years ended November 30,1996, and 1997, was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and returns for this relatively short period are not meaningful.
(5)  Ratios have been annualized and total return has not been annualized.

                             See accompanying notes
                                                        for growth of capital 15

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                             Small Cap Value Fund Institutional Class
                                                            ------------------------------------------------------------------------
                                                             Six Months   Year         Year        Year         Year        Year
                                                               Ended      Ended        Ended       Ended        Ended       Ended
                                                             5/31/99(2)  11/30/98     11/30/97    11/30/96     11/30/95    11/30/94
                                                            (Unaudited)
Net asset value, beginning of period .....................    $25.640     $29.950      $25.910     $22.860      $19.400     $20.140

Income (loss) from investment operations:
   Net investment income(1) ..............................      0.110       0.160        0.209       0.193        0.297       0.195
   Net realized and unrealized gain
      (loss) on investments ..............................      1.353      (2.150)       7.936       4.047        3.628      (0.685)
                                                             --------    --------      -------     -------      -------     -------
   Total from investment operations ......................      1.463      (1.990)       8.145       4.240        3.925      (0.490)
                                                             --------    --------      -------     -------      -------     -------

Less dividends and distributions:
   Dividends from net investment income ..................     (0.243)     (0.220)      (0.205)     (0.300)      (0.215)     (0.080)
   Distributions from net realized
      gain on investments ................................          -      (2.100)      (3.900)     (0.890)      (0.250)     (0.170)
                                                             --------    --------      -------     -------      -------     -------
   Total dividends and distributions .....................     (0.243)     (2.320)      (4.105)     (1.190)      (0.465)     (0.250)
                                                             --------    --------      -------     -------      -------     -------

Net asset value, end of period ...........................    $26.860     $25.640      $29.950     $25.910      $22.860     $19.400
                                                             ========    ========      =======     =======      =======     =======

Total return .............................................      5.77%      (7.16%)      36.73%      19.45%       20.76%      (2.51%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............   $120,999    $113,930      $14,878     $16,373       $7,294      $6,385
   Ratio of expenses to average net assets ...............      1.16%       1.09%        1.09%       1.15%        1.18%       1.16%
   Ratio of net investment income to
      average net assets .................................      0.86%       1.11%        0.81%       0.81%        1.48%       1.05%
   Portfolio turnover ....................................        42%         38%          53%         87%          65%         14%

----------
(1) Per share information for the years ended November 30, 1996, and 1997, was based on the average shares outstanding method.

(2) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

16 for growth of capital

Delaware Group Equity Funds V, Inc.-
Small Cap Value Fund
Notes to Financial Statements
May 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Equity Funds V, Inc. (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The company is organized as a Delaware Business Trust and offers four funds, the Small Cap Value Fund, the Mid Cap Value Fund, the Small Cap Contrarian Fund and the Retirement Income Fund. These financial statements and related notes pertain to the Small Cap Value Fund (the "Fund"). The Small Cap Value Fund A Class carries a 5.75% front-end sales charge. The Small Cap Value Fund B Class carries a back-end deferred sales charge. The Small Cap Value Fund C Class carries a level load deferred sales charge and the Small Cap Value Fund Institutional Class has no sales charge. The Fund's objective is to seek capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses was approximately $5,564 for the period ended May 31, 1999. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were none for the period ended May 31, 1999. The expenses paid under the above arragements are included in thier respective expense captions on the statement of operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
Commencing April 15, 1999, and in accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, (DMC), the Investment Manager of the Fund, an annual fee, which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1,500 million and 0.60% on the net assets over $2,500 million, less fees paid to the unaffiliated directors. Prior to April 15, 1999, the Fund paid DMC an annual fee, which was calculated daily at the rate of 0.75% of the average daily net assets of the Fund. At May 31, 1999, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $183,736.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting and administrative services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At May 31, 1999, the Fund had a liability for such fees and other expenses payable to DSC of $123,897.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. No distribution expenses are paid by the Institutional Class.

For the six months ended May 31, 1999, DDLP earned $60,717 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments

During the six months ended May 31, 1999, the Fund made purchases of $97,300,804 and sales of $121,389,926 of investment securities other than U.S. government securities and temporary cash investments.

The cost of investments for federal income tax purposes approximates cost for book purposes. At May 31, 1999, the aggregate cost of securities was $438,470,119.

At May 31,1999, net unrealized appreciation was $52,557,623, of which $69,931,698 related to unrealized appreciation of securities and $17,374,075 related to unrealized depreciation of securities.

For federal income tax purposes, as of November 30, 1998, the Fund had a capital loss carryover of $1,453,770 that will expire in 2006.

                                                        for growth of capital 17

--------------------------------------------------------------------------------
4. Capital Stock

Transactions in capital stock shares were as follows:

                                                 Six Months
                                                Ended 5/31/99     Year Ended
                                                 (Unaudited)       11/30/98
                                                -------------     ----------
Shares sold:
   A Class .....................................  1,546,522        7,335,761
   B Class .....................................    648,725        2,368,089
   C Class .....................................    223,365          954,136
   Institutional Class .........................    871,446        4,539,218

Shares issued upon reinvestment of distributions
from net investment income and net realized gain
on investments:
   A Class .....................................     64,266          720,644
   B Class .....................................          -          105,269
   C Class                                                -           33,080
   Institutional Class .........................     42,927           42,218
                                                 ----------       ----------
                                                  3,397,251       16,098,415
                                                 ----------       ----------

Shares repurchased:
   A Class ..................................... (2,681,636)      (6,419,595)
   B Class .....................................   (716,887)        (484,073)
   C Class .....................................   (326,648)        (177,569)
   Institutional Class .........................   (854,417)        (633,955)
                                                 ----------       ----------
                                                 (4,579,588)      (7,715,192)
                                                 ----------       ----------
Net increase (decrease) ........................ (1,182,337)       8,383,223
                                                 ==========       ==========

5. Lines of Credit
The Fund has a committed line of credit for $10,000,000. No amount was outstanding at May 31 ,1999, or at any time during the fiscal period.

6. Credit and Market Risk
The Fund may invest up to 10% of its total net assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. Securities Lending
The Fund may participate, along with other funds in the Delaware Investments Family of Funds, in a Securities Lending Agreement ("Lending Agreement"). Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 102% of the market value of securities issued in the U.S. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and the collateral received is insufficient to cover the value of loaned securities and provided such collateral is not the result of investment loss, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan to brokers and the related cash collateral received at May 31,1999 were $20,836,122 and $21,252,845, respectively. Net income from securities lending activities for the six months ended May 31, 1999 was $52,697 and is included in interest income on the statement of operations.

18 for growth of capital

Proxy Results
(Unaudited)
--------------------------------------------------------------------------------
For the period ended May 31, 1999, Delaware Group Equity Funds V, Inc.'s - Small Cap Value Fund shareholders voted on the following proposals at the annual meeting of shareholders on March 17, 1999. The description of each proposal and number of shares voted are as follows.

                                                   Shares     Shares     Shares
                                                   Voted       Voted      Voted
                                                    For       Against    Abstain
                                                   ------     -------    -------
1.To elect the Fund's Board of Directors:

  Jeffrey J. Nick .............................  13,836,580       -      784,829
  Walter P. Babich ............................  13,848,522       -      772,887
  John H. Durham ..............................  13,856,254       -      765,155
  Anthony D. Knerr ............................  13,856,604       -      764,805
  Ann R. Leven ................................  13,865,118       -      756,291
  Thomas F. Madison ...........................  13,860,745       -      760,664
  Charles E. Peck .............................  13,862,973       -      758,436
  Wayne A. Stork ..............................  13,865,217       -      756,192
  Jan L. Yeomans ..............................  13,870,374       -      751,035

2. To approve the reclassification of the Fund's investment objective from fundamental to non-fundamental.

                                       Shares        Shares      Shares
                                        Voted         Voted       Voted
                                         For         Against     Abstain
                                       ------        -------     -------
                                      10,354,574     385,436     530,718

3. To approve standardized fundamental investment restrictions for the Fund (proposal involves separate votes on seven sub-proposals 3A-3G).

3A. To adopt a new fundamental investment restriction concerning concentration of the Fund's investments in the same industry.

                                       Shares        Shares      Shares
                                        Voted         Voted       Voted
                                         For         Against     Abstain
                                       ------        -------     -------
                                      10,528,277     229,376     513,075

3B. To adopt a new fundamental investment restriction concerning borrowing money and issuing senior securities.
                                       Shares        Shares      Shares
                                        Voted         Voted       Voted
                                         For         Against     Abstain
                                       ------        -------     -------
                                      10,450,208     302,880     517,640

3C. To adopt a new fundamental investment restriction concerning underwriting.

                                       Shares        Shares      Shares
                                        Voted         Voted       Voted
                                         For         Against     Abstain
                                       ------        -------     -------
                                      10,504,527     228,885     537,317

3D. To adopt a new fundamental investment restriction concerning investments in real estate.

                                       Shares        Shares      Shares
                                        Voted         Voted       Voted
                                         For         Against     Abstain
                                       ------        -------     -------
                                      10,498,024     253,370     519,335

3E. To adopt a new fundamental investment restriction concerning investments in commodities.

                                       Shares        Shares      Shares
                                        Voted         Voted       Voted
                                         For         Against     Abstain
                                       ------        -------     -------
                                      10,455,278     292,044     523,406

3F. To adopt a new fundamental investment restriction concerning lending by the Fund.

                                       Shares        Shares      Shares
                                        Voted         Voted       Voted
                                         For         Against     Abstain
                                       ------        -------     -------
                                     10,489,049      251,369     530,309

3G.To reclassify all current fundamental investment restrictions as non-fundamental.

                                       Shares        Shares      Shares
                                        Voted         Voted       Voted
                                         For         Against     Abstain
                                       ------        -------     -------
                                      10,359,382     350,707     560,639

4. To approve a new investment management agreement with Delaware Management Company for the Fund.

                                       Shares        Shares      Shares
                                        Voted         Voted       Voted
                                         For         Against     Abstain
                                       ------        -------     -------
                                      10,414,109     342,381     514,237

5. To ratify the selection of Ernst & Young LLP, as the independent auditors for the Delaware Group Equity Funds V, Inc.

                                       Shares        Shares      Shares
                                        Voted         Voted       Voted
                                         For         Against     Abstain
                                       ------        -------     -------
                                      14,073,275     117,437     430,696

6. To approve the restructuring of the Delaware Group Equity Funds V, Inc. from a Maryland Corporation into a Delaware Business Trust.

                                       Shares        Shares      Shares
                                        Voted         Voted       Voted
                                         For         Against     Abstain
                                       ------        -------     -------
                                      10,541,790     486,189     521,489

Delaware investments family of funds


For Growth of Capital
Aggressive Growth Fund
Trend Fund
DelCap Fund
Small Cap Value Fund
U.S. Growth Fund
Growth Stock Fund
Tax-Efficient Equity Fund
Social Awareness Fund

For Total Return
Blue Chip Fund
Devon Fund
Growth and Income Fund
Decatur Equity Income Fund
REIT Fund
Delaware Balanced Fund

For International Diversification
Emerging Markets Fund
New Pacific Fund
Overseas Equity Fund
International Equity Fund
Global Equity Fund
Global Bond Fund

For Current Income
Delchester Fund
High-Yield Opportunities Fund
Extended Duration Bond Fund
Strategic Income Fund
Corporate Bond Fund
U.S. Government Fund
U.S. Government Securities Fund
Limited-Term Government Fund

For Tax-Exempt Income
National High Yield Municipal Bond Fund
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
State Tax-Free Funds*

Money Market Funds
Delaware Cash Reserve
Tax-Free Money Fund

Asset Allocation Funds
   Growth Portfolio
   Balanced Portfolio
   Income Portfolio

* Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania, Utah, Washington, Wisconsin. Insured and intermediate bond funds are available in selected states.

funds

(photo of computer keyboard)

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

This semi-annual report is for the information of Small Cap Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Small Cap Value Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest or send money. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

Investment Manager
Delaware Management Company
Philadelphia, Pennsylvania

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(c) Delaware Distributors, L.P.

DELAWARE(SM)
INVESTMENTS
----------------------
Philadelphia o London

Printed in the USA
on recycled paper

(J4883)
SA-021 [5/99] PP7/99
(1855)